EXHIBIT 1

                  JOINT ACQUISITION STATEMENT
                  PURSUANT TO RULE 13d-1(c) 1

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED: December 2, 1996

                    GOTHAM PARTNERS, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: KARENINA CORPORATION,
                              a general partner of Section H
                              Partners, L.P.

                          By: /s/ William A. Ackman
                              William A. Ackman
                              President

                          By: DPB CORPORATION,
                              a general partner of Section H
                              Partners, L.P.

                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              President

                    GOTHAM PARTNERS II, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: KARENINA CORPORATION,
                              a general partner of Section H
                              Partners, L.P.

                                                   Page 10 of 10 Pages

                          By: /s/ William A. Ackman
                              William A. Ackman
                              President

                          By: DPB CORPORATION,
                              a general partner of Section H
                              Partners, L.P.

                          By: /s/ David P. Berkowitz
                              David P. Berkowitz
                              President